Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-26-2005 Data Status: Static						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				4/18/2005

2	Payment Date				4/20/2005

3	Collection Period			2/27/2005	3/26/2005	28

4	Monthly Interest Period- Actual			3/21/2005	4/19/2005	30

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	240,000,000.00	—	—	—	—
7	Class A-2 Notes	405,000,000.00	—	—	—	—
8	Class A-3 Notes	545,000,000.00	36,259,277.68	36,259,277.68	—	—
9	Class A-4 Notes	310,000,000.00	310,000,000.00	25,951,761.60	284,048,238.40	0.9162846
10	Certificates	130,434,783.00	130,434,783.00	—	130,434,783.00	1.0000000

11	Equals: Total Securities	$1,630,434,784.00	$476,694,060.68	$62,211,039.28	$414,483,021.40

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.3850%	—	—	—	—
13	Class A-2 Notes	1.7700%	—	—	—	—
14	Class A-3 Notes	2.3600%	71,309.91	1.9666667	36,330,587.59	1,001.9666667
15	Class A-4 Notes	2.7500%	710,416.67	2.2916667	26,662,178.27	86.0070267

	Equals: Total Securities		781,726.58		62,992,765.86

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					8,988,352.52
17	Sales Proceeds - Early Terminations					7,722,282.98
18	Sales Proceeds - Scheduled Terminations					41,328,694.15
19	Security Deposits for Terminated Accounts					334,300.00
20	Excess Wear and Tear Received					305,652.13
21	Excess Mileage Charges Received					416,801.16
22	Other Recoveries Received					2,564,537.03

23	Subtotal: Total Collections					61,660,619.97

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
26	Investment Earnings on Collection Account					129,209.12

27	Total Available Funds, prior to Servicer Advances					61,789,829.09

28	Servicer Advance					1,553,306.88

29	Total Available Funds					63,343,135.97

29b	Reserve Account Draw					1,991,874.53

29c	Available for Distribution					65,335,010.50

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					1,939,999.59
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					397,245.05
34	Servicing Fee Shortfall					—
35	Administration Fee
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
39	Interest Paid to Noteholders					781,726.58
40	Subtotal: Remaining Available Funds				62,211,039.28
41	Principal Distribution Amount (Item 59)				62,211,039.28
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					62,211,039.28
43	Amount Paid to Reserve Account to Reach Specified Balance					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-26-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount:(Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		6,460,031.23
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		55,751,008.05
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount		62,211,039.28

55	Remaining Available Funds Plus Servicer Advance		60,219,164.75
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		1,991,874.53
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		1,991,874.53
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		62,211,039.28

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		61,789,829.09
62	Less: Payment Date Advance Reimbursement (Item 71)		1,939,999.59
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		397,245.05
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		781,726.58

66	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		58,665,857.87
67	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		1,553,306.88

68	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 minus Item 54 and Item 67, else 0)		1,553,306.88

69	Reconciliation of Servicer Advance:
70	Beginning Balance of Servicer Advance		1,939,999.59
71	Payment Date Advance Reimbursement		1,939,999.59
72	Additional Payment Advances for current period		1,553,306.88

73	Ending Balance of Payment Advance		1,553,306.88

F.	RESERVE ACCOUNT

74	Reserve Account Balances:
75	Specified Reserve Account Balance ($57,065,217.39 if after Oct. 2004 and Item 96 < 1.5%, else $64,217,391.30)		64,217,391.30
76	Initial Reserve Account Balance		24,456,521.74

77	Beginning Reserve Account Balance		55,198,502.41
78	Plus: Net Investment Income for the Collection Period		118,214.45

79	Subtotal: Reserve Fund Available for Distribution		55,316,716.86
80	Plus: Deposit of Excess Available Funds (Item 43)		—
81	Less: Reserve Account Draw Amount (Item 57)		1,991,874.53

82	Subtotal Reserve Account Balance		53,324,842.33
83	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		—

84	Equals: Ending Reserve Account Balance		53,324,842.33

85	Change in Reserve Account Balance from Immediately Preceding Payment Date		(1,873,660.08)

86	Current Period Net Residual Losses:	Units	Amounts
87	Aggregate Securitization Value for Scheduled Terminated Units	3,526	47,605,184.70
88a	Less: Sales Proceeds for Current Month Scheduled Terminations		(41,626,744.15)
88b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(2,339,972.35)
89	Less: Excess Wear and Tear Received		(305,652.13)
90	Less: Excess Mileage Received		(416,801.16)

91	Current Period Net Residual Losses/(Gains)	3,526	2,916,014.91

92	Cumulative Net Residual Losses:
93	Beginning Cumulative Net Residual Losses	21,303	22,004,944.42
94	Current Period Net Residual Losses (Item 91)	3,526	2,916,014.91

95	Ending Cumulative Net Residual Losses	24,829	24,920,959.33

96	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		1.53%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-26-2005	PAGE 3

G.	POOL STATISTICS

			Initial	Current
97	Collateral Pool Balance Data
98	Initial Aggregate Securitization Value		1,630,434,784	414,483,023
99	Number of Current Contracts		80,341	29,389
100	Weighted Average Lease Rate		6.50%	6.18%
101	Average Remaining Term		29.38	5.48
102	Average Original Term		42.19	44.94
103	Monthly Prepayment Speed			67.72%

		Units	Book Amount	Securitization Value
104	Pool Balance - Beginning of Period	33,506	497,826,321	476,694,062
105	Depreciation/Payments		(6,217,087)	(6,460,031)
106	Gross Credit Losses	(38)	(546,077)	(589,019)
107	Early Terminations	(553)	(7,859,035)	(7,556,805)
108	Scheduled Terminations	(3,526)	(50,610,605)	(47,605,185)
109	Repurchase/Reallocation	—	—	—

110	Pool Balance - End of Period	29,389	432,593,517	414,483,023

		Units	Securitization Value	Percentage
111	Delinquencies Aging Profile - End of Period
112	Current	28,777	405,737,478	97.89%
113	31 - 90 Days Delinquent	507	7,203,917	1.74%
114	90+ Days Delinquent	105	1,541,628	0.37%

115	Total	29,389	414,483,023	100.00%

			Units	Amount
116	Credit Losses:
117	Aggregate Securitization Value on charged-off units		38	589,019
118	Aggregate Liquidation Proceeds on charged-off units			(372,444)
119	Recoveries on charged-off units			(43,115)

120	Current Period Aggregate New Credit Losses		38	173,460

121	Cumulative Net Credit Losses:
122	Beginning Cumulative Net Credit Losses		1,263	9,432,613
123	Current Period Net Credit Losses (Item 120)		38	173,460

124	Ending Cumulative Net Residual Losses		1,301	9,606,073

125	Cumulative Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.59%

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-26-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

5/20/2005	65,082,506
6/20/2005	24,680,825
7/20/2005	32,378,106
8/20/2005	47,074,437
9/20/2005	25,766,530
10/20/2005	23,244,699
11/20/2005	29,760,287
12/20/2005	21,973,319
1/20/2006	18,528,560
2/20/2006	21,045,643
3/20/2006	17,511,835
4/20/2006	20,992,652
5/20/2006	5,578,677
6/20/2006	2,683,049
7/20/2006	13,399,868
8/20/2006	36,943,524
9/20/2006	5,269,412
10/20/2006	1,001,959
11/20/2006	790,279
12/20/2006	740,635
1/20/2007	34,231
2/20/2007	1,290
3/20/2007	702

414,483,023

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.